                                                SEMIANNUAL REPORT
                                                APRIL 30, 2002

PRUDENTIAL
VALUE FUND

FUND TYPE
Large-capitalization stock

OBJECTIVE
Capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds' portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                     PRUDENTIAL (LOGO)

Prudential Value Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Value Fund's (the Fund) investment objective is capital appreciation. The Fund seeks capital appreciation by investing primarily (normally
65% of the Fund's total assets) in stocks and convertible securities that we believe will provide investment returns above those of the Standard &
Poor's 500 Composite Stock Price Index (S&P 500
Index) or the New York Stock Exchange (NYSE)
Composite Index. The Fund emphasizes stocks that are considered undervalued, given their earnings, cash flow, or asset values. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

 Sectors expressed as a percentage of
net assets as of 4/30/02
        24.2%   Financials
        10.6    Consumer Discretionary
         9.7    Information Technology
         9.5    Energy
         8.2    Industrials
         7.0    Materials
         6.9    Consumer Staples
         6.9    Healthcare
         6.5    Utilities
         5.0    Telecommunication Services
         5.5    Cash & Equivalents

Ten Largest Holdings

Expressed as a percentage of
net assets as of 4/30/02
    2.8%   Citigroup, Inc.
           Diversified Financials
    2.2    Philip Morris Co., Inc.
           Tobacco
    1.5    Bank of America Corp.
           Banks
    1.4    American International Group, Inc.
           Insurance
    1.4    Verizon Communications, Inc.
           Diversified Telecommunication Svcs.
    1.3    Principal Financial Group
           Diversified Financials
    1.3    Talisman Energy, Inc.
           Oil & Gas
    1.3    HCA, Inc.
           Healthcare Providers & Services
    1.3    Lehman Brothers Holdings, Inc.
           Diversified Financials
    1.3    Anthem, Inc.
           Healthcare Providers & Services

Holdings are subject to change.

                       www.prudential.com    (800) 225-1852

Semiannual Report    April 30, 2002

Cumulative Total Returns1                             As of 4/30/02

                                   Six Months  One Year    Five Years    Ten Years    Since Inception2
Class A                               5.93%     -7.37%       54.73%       210.83%         298.41%
Class B                               5.51      -8.10        48.95        188.17          345.75
Class C                               5.51      -8.10        48.95          N/A           117.35
Class Z                               6.06      -7.17        56.69          N/A            88.40
Lipper Large-Cap Value Funds Avg.3    5.56      -7.82        42.25        198.69            ***
Lipper Multi-Cap Value Funds Avg.3    8.86      -3.01        60.23        234.62            ***
S&P 500 Index4                        2.31     -12.62        43.93        216.68           ****
Russell 1000 Value Index5             8.87      -3.91        59.46        257.37          *****

Average Annual Total Returns1                                  As of 3/31/02

                  One Year    Five Years    Ten Years    Since Inception2
    Class A        -3.00%        9.55%        12.18%          11.95%
    Class B        -3.36         9.72         11.90           10.67
    Class C        -0.68         9.63          N/A            11.17
    Class Z         2.31        10.97          N/A            11.79

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and Lipper Inc.
  The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2 Inception dates: Class A, 1/22/90; Class B, 1/22/87; Class C,
  8/1/94; and Class Z, 3/1/96. 3 The Lipper Averages are unmanaged, and are based on the average return of all funds in each share class for the six-month, one-year, five-year, ten-year, and since-inception periods in the Lipper Large-Cap Value Funds and the Lipper Multi-Cap Value Funds categories, respectively. Large-cap value funds typically have a below-average price/earnings ratio, and three-year sales-per-share growth value, compared to the S&P 500
  Index. Multi-cap value funds typically have a below-average price/earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. 4 The S&P 500
  Index is an unmanaged index of 500 stocks of large
  U.S. companies that gives a broad look at how stock prices have performed. 5 The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a lesser-than-average growth orientation. Companies in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values.


Investors cannot invest directly in an index.
The returns for the Lipper Averages, S&P 500 Index, and Russell 1000 Value Index would be lower if they included the effect of sales charges or taxes.

  *** Lipper Large-Cap Value Funds Average Since
      Inception returns are 294.99% for Class A, 404.81% for Class B, 142.66% for Class C, and 73.58% for
      Class Z. Lipper Multi-Cap Value Funds Average Since
      Inception returns are 341.37% for Class A, 451.44% for Class B, 164.64% for Class C, and 93.01% for
      Class Z.
 **** S&P 500 Index Since Inception returns are
      330.34% for Class A, 471.37% for Class B, 168.87% for
      Class C, and 84.50% for Class Z.
***** Russell 1000 Value Index Since Inception returns are 360.30% for Class A, 499.63% for Class B,
      180.82% for Class C, and 99.52% for Class Z.

PRUDENTIAL (LOGO)                   June 14, 2002

DEAR SHAREHOLDER,
In recent months, the environment for investing in the United States may well have taken a historic change for the better. On December 2, 2001, Enron
Corporation, a firm that had been widely admired for its rapid growth and innovative business practices, filed for bankruptcy. Although this was the largest bankruptcy in U.S. history, many of the expected safeguards of shareholders' interests disappointed us. As a result, many companies have been making changes to better protect investors' interests.

These changes include voluntary moves to separate services that could cause conflicts of interest, trends toward more objective corporate boards, more detailed and revealing disclosure in corporate financial reports, an emphasis on stronger corporate balance sheets (less reliance on debt and complicated financing arrangements), and a generally more critical view of ambitious profit projections. The underlying framework for investing was generally sound. These changes will strengthen it further.

The Prudential Value Fund had a good return over the six months ended April 30, 2002, in line with the Lipper Averages of its peers' returns and outperforming the S&P 500 Index by a few percentage points. It was broadly diversified, with gains spread over many market sectors. The Fund's investment advisers report on its performance over this semiannual period on the following pages.

Sincerely,


David R. Odenath, Jr., President
Prudential Value Fund

Prudential Value Fund

Semiannual Report    April 30, 2002

INVESTMENT ADVISERS' REPORT
The investing environment was tumultuous during the Fund's six-month reporting period ended April 30, 2002. At the beginning of the period, share prices were climbing rapidly because investors expected that declining short-term interest rates and a large increase in federal spending would speed up an economic recovery. Then, the bankruptcy of the large energy-trading firm Enron, followed by the bankruptcy of the long-distance telecommunications firm Global
Crossing, began to undermine investor
confidence. These events, combined with several other factors--disappointing earnings announcements, declining forecasts, and suspicions that any complicated corporate financial report might be concealing something--suppressed any market buoyancy that might have been caused by the improving economic news. The latter months of the reporting period were further clouded by hostilities in the Middle East.

This environment had an important impact on the Fund's returns. Its best performers were companies that were not dependent upon an economic recovery and whose accounting was straight forward, such as medical services, gold mines, and tobacco stocks. Stocks of defense companies also performed well because both current defense expenditures and projected defense spending rose. However, a substantial portion of the Fund's negative performers were companies affected by the transformed atmosphere after Enron filed for bankruptcy.

HEALTHCARE SERVICES: RISING PRICES AND A GROWING MARKET
The Fund's investments in managed care providers such as Anthem (which owns the Blue Cross and Blue Shield franchises in eight states) and Humana and hospital managers such as HCA were among the largest contributors to its return. The profits of health service providers were squeezed for several years by insurers' low reimbursement rates. As rates rose to a profitable level, the huge growth potential of this market attracted investors. The hospital managers also benefited from consolidation in the industry, which

Prudential Value Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 4/30/02
--------------------------------------------------------

2.8%    Citigroup, Inc./Diversified Financials
        Citigroup has extremely strong management, and is one of only four top players in the global capital markets business--a business with long-range growth potential because of the surge in global restructuring. It has consistent earnings, a strong record in integrating acquisitions, and is diversified in its geography and product set. In addition, it has tight cost controls and a significant amount of excess capital to use for share repurchases or acquisitions.

2.2%    Philip Morris Co., Inc./Tobacco
        Philip Morris' Kraft Foods subsidiaries represent about half its stock price. We think the tobacco half is selling for a lower multiple of its earnings than its competitors in the industry. It may benefit from a more constructive environment in Washington and from a string of court victories that have partially raised the legal cloud over the stock.

1.5%    Bank of America Corp./ Banks
        Bank of America, the second largest commercial bank in the United States, has market leadership in the three fastest-growing states in the country. CEO Kenneth Lewis has increased its revenues and reduced its costs since taking over a little more than a year ago. Bank of America is reinvesting its excess capital in growth businesses and stock repurchases. It would benefit if an improving economy leads to a recovery in credit quality. The stock is attractively valued compared with its peers.

1.4%    American International Group, Inc./ Insurance
        AIG, a leading diversified financial services company, derives most of its revenues from property/casualty and life insurance. Under long-time Chairman and CEO Maurice Greenberg, it has developed a strong strategic position and a cost-conscious culture. We believe that the rise of property/casualty insurance rates will accelerate because the damage of September 11 is likely to increase demand and constrain supply as payouts reduce the most exposed firms' reserves. In contrast, AIG has a strong balance sheet.

1.4% Verizon Communications, Inc./Diversified Telecommunication Services Verizon is the largest local telephone company and the second largest overall telecommunications carrier in the United States. It also provides wireless telecommunications and Internet services. It is well-positioned, serving most of the 100 largest markets in the United States.

         Holdings are subject to change.

4

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                                   www.prudential.com    (800) 225-1852

Semiannual Report    April 30, 2002

closed unprofitable hospitals and decreased the proportion of empty hospital beds. Investors were confident that the profits of health service companies would grow, and they pushed up their share prices.

On the other hand, Bristol Myers Squibb had one of the largest negative impacts on the Fund's return.
The Federal Drug Administration ruled
unfavorably on a drug that had been expected to boost profits. It also appeared that its distribution channels--wholesalers and retailers--had too much of its products in inventory. We substantially reduced our exposure to Bristol Myers Squibb after it announced that its revenue would be below analysts' expectations.

TOBACCO COMPANIES HAVE GOOD CASH FLOW
Philip Morris Companies (see Comments on Largest
Holdings) was the largest single positive contributor to the Fund's return over this reporting period. Its shares and those of R. J. Reynolds Tobacco Holdings, another Fund position that performed well, had been very inexpensive because investors feared the impact of lawsuits. These stocks experienced large gains, in part because several legal victories and a friendlier legal environment eased investors' concerns and because they have delivered consistent earnings. Both companies are using their substantial free cash flow to increase dividends and buy back shares at a time when few other companies are in a position to do so.
A minor judgement was made in a Florida lawsuit after the end of our reporting period. We don't expect any judgement to pass judicial review that would require a payment too large to be managed by these companies' cash positions.

INTEREST IN NON-MIDEAST OIL ROSE
Although the demand for oil dropped when the global economy slowed, we believed that the situation would not last long, so we purchased energy stocks at good prices. Then instability in the Middle East increased and the global economy sped up. Energy stocks rose as investors foresaw that a large shift in both supply and demand would push up the price of oil. The Fund had gains on oil service companies such as McDermott
International

Prudential Value Fund

Semiannual Report    April 30, 2002

and GlobalSantaFe, which support exploration and drilling activity, and companies with oil reserves such as Talisman Energy and Amerada Hess, both of which had major discoveries of oil reserves.

THE PRICE OF GOLD PICKED UP
For several years, demand for gold has exceeded current production, but central banks have lent or sold enough from their reserves to depress the price of the metal. Recently however, several factors, including anxiety spurred by the September 11 terrorist attacks, Japanese investors' fear of bank failures, and some investors' fear of inflation, have increased demand for gold. In addition, gold-mining companies have reduced their sales of future production contracts, a practice designed to safeguard against falling gold prices. This is good for share prices because it increases future demand for gold. For all of these reasons the price of gold rose, and so did the Fund's gold-mining stocks
Freeport-McMoran Gold and Copper and Newmont Mining.

The Fund had smaller gains on other materials stocks in the paper, platinum mining, aluminum, and chemical industries, as shares rose in response to anticipated improvements in the economy.

FINANCIALS HAD A BROAD-BASED GAIN
The Fund had modest gains on a large number of financial stocks, scattered across several industries, but primarily banks and insurance companies.
The largest contributors among lending institutions were Bank of America (see Comments on Largest
Holdings), Comerica, and MBNA. They benefited from an interest-rate environment that increased the profit margin on loans. Bank of America also had attractive profit growth from internal restructuring. We sold our MBNA position during the period and took our profits.

The largest contributions from insurance companies came from Principal Financial Group, Allstate,
Hartford Financial Services, and XL Capital. These benefited to varying degrees from positive trends in three different insurance businesses. Commercial property and casualty insurers faced increasing demand after September 11, while large claims weakened the

6

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                                  www.prudential.com    (800) 225-1852

underwriting capacity of some companies. Personal property/casualty lines--automobile and home-- continue to benefit as a result of a state-by-state rollout of rate increases. In the life insurance segment, the rebound in the stock market has helped variable annuity sales industrywide, and interest in buying life insurance increased after September 11. The Fund's investment banks and asset managers--such as Goldman Sachs Group and Legg Mason-- and real estate investment trusts (REITs) had minimal impact, either positive or negative. The largest detractors in the financial sector were American
International Group (AIG) because of post-Enron suspicion (which we discuss later in this report) and Citigroup (see Comments on Largest Holdings for both), which had loan exposure to Enron.

DEFENSE MADE A COMEBACK
Defense spending had been substantially reduced after the end of the Cold War, but prospects for an increase rose with the inauguration of President
Bush. The terrorist attacks of September further increased projected demand for defense goods. The
Fund had several positions in defense firms, including Honeywell International, Northrop Grumman, and Boeing. Together, they added materially to its return.

CONSUMER SPENDING REMAINED HIGH
The Fund had holdings in the retail and leisure
industries that benefited from the sustained strength
of consumer spending and a rebound in travel. Retail
stocks had become inexpensive early in mid-2000 when
the Federal Reserve was ratcheting up interest rates.
They began to recover when it became clear that
consumers were continuing to spend and these
companies displayed superior relative earnings
growth. They accelerated further when the Fed began
lowering rates in early 2001, and this continued into
the reporting period. Leisure stocks declined in the
wake of September 11, but began to recover more
quickly than expected. The Fund benefited from these
trends through its holdings of Viacom (entertainment
and advertising), Harrah's Entertainment (hotels),
Lamar Advertising (outdoor advertising), Target
Stores, and Federated Department Stores, among
others.
                                                  7

Prudential Value Fund

Semiannual Report    April 30, 2002

ENRON TRIGGERED A HISTORIC CHANGE IN ACCOUNTABILITY
Enron's bankruptcy appears to have been principally the result of the company's use of off-balance sheet partnerships funded with enormous amounts of debt.
These partnerships were used to overrepresent Enron's profit growth and underrepresent its indebtedness.
Enron's stock became very inexpensive in mid-2001, primarily because of concerns about its telecommunications investments. We thought the market had overreacted to the situation as it was then known, creating a value opportunity. Like other investors, we accepted
Enron's audited financial statements and clean credit rating. When it became clear to us that Enron had too much debt, we saw that its indebtedness might endanger its valuable trading operation by making other companies reluctant to trade with it. Although we sold our position by the end of November before Enron filed for bankruptcy, the stock had already declined substantially. It was the largest single detractor from the Fund's return, but its impact, diluted by the Fund's broad diversification, was well within the normal range for a fund's worst position.

The investment environment changed as a result of this large corporate failure. Many in the financial community felt the mechanisms that are expected to protect shareholders' investments--auditing, directors' oversight, bond credit ratings, and stock analyst's reports--failed to do so. In the wake of Enron's collapse, analysts and investors directed increased scrutiny at the financial strength of all firms. Share prices declined when their financial statements were viewed as insufficiently revealing.
Several of the Fund's holdings, in an assortment of industries, suffered from this increased skepticism.

Adelphia Communication is a cable telecommunications company. It had previously disclosed a co-borrowing relationship between the company and a separate family-controlled entity. What most observers didn't expect was the amount of debt drawn down at the family-controlled entity for which the company could be responsible. The company's fourth-quarter earnings announcement disclosed that this entity had drawn
$2.3 billion of bank loans on the joint lending facility. This spooked investors and caused the stock to

8

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                             www.prudential.com    (800) 225-1852

decline substantially. We sold some of our position quickly after this disclosure, but not enough to prevent a material impact when Adelphia's share price continued to drop.

The Fund had losses on several companies whose rapid growth through a series of acquisitions had resulted in complicated financial statements. Their stocks fell because investors felt less confident that they understood the companies' financial situations. This happened to some well-managed companies with strong cash flow. For example, the capital goods conglomerate Tyco International's aggressive accounting practices (which means fully using acceptable accounting practices to their best advantage) for its acquisitions were widely known.
Nonetheless, Tyco's shares began to drop sharply when investors dramatically reduced their tolerance for aggressive accounting. Tyco's shares were hurt further by a profit and free cash flow shortfall.
Moreover, many investors, including the Fund's advisers had doubts about the wisdom of its plan to break up into four separate companies. We sold almost all of our position in Tyco by period-end. In contrast, AIG is still among the Fund's largest holdings. Its string of acquisitions had increased its profits rapidly. Although AIG's shares became very volatile in the suspicious climate, no specific issues came to light. The Fund's position detracted somewhat from this period's return.

Unlike the companies whose accounting issues were caused by acquisitions, the Williams Companies is an energy company that had spun off (sold) a telecommunications subsidiary. The poor Enron-related market for energy-trading stocks affected Williams
Companies' shares early in the reporting period. We added to the Fund's holdings at the lower price. In our view, Williams Companies' energy business was strengthened when Enron was removed from the market.
However, it has residual liability should some debts of its telecommunications spin-off fall below investment grade. This liability had been fully disclosed previously, but, in the poor environment for telecommunications companies (which we will discuss below), Williams Companies chose to fully disclose the extent of its commitment in its 2001 financial statements. Its shares then had their steepest decline in 20 years.

Prudential Value Fund

Semiannual Report    April 30, 2002

Williams has made efforts since then to strengthen its balance sheet by reducing capital spending, issuing convertible preferred stock, and planning to sell assets. We continue to have confidence in the stock.

CABLE AND TELECOMMUNICATIONS REMAINED LOW
Stocks in the telecommunication services sector were among the worst detractors from the Fund's return.
None of these positions had a large individual impact, but collectively they were noticeable. Most companies in the sector spent too much for too long, building much more transmission capacity than they currently can use. Competition in long-distance and wireless services is fierce, while the adoption of new digital services has been slower than expected.
The largest detractors from the Fund's return included wireless companies, such as Western
Wireless, Verizon, AT&T Wireless, Alltel, and Sprint
PCS, as well as local phone companies WorldCom, SBC
Communications, and Verizon. We expected consolidation in the wireless industry to allow profit margins to rise, but it hasn't happened yet.
We reduced our exposure to the industry. Our largest holdings at period-end were Verizon (see Comments on Largest Holdings) and Alltel. Alltel has positive free cash flow, a strong balance sheet, and is well positioned to make attractive acquisitions.
We still expect consolidation to improve profitability in this sector.

The competition facing the cable television industry comes from an alternative distribution system-- satellite television. Moreover, cable systems are starting to offer new digital services, such as digital cable and video on demand, that, in some cases (including Internet connections), compete with telecommunications companies. They also are finding their customers slow to adopt the new services. In addition to Adelphia, Cablevision was one of the Fund's larger detractors.

10

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                            www.prudential.com    (800) 225-1852

LOOKING AHEAD
We believe that few corporations have pricing power-- the ability to increase prices without losing sales in the current environment, so it is particularly challenging to increase profits. Moreover, the automobile and housing industries, usually key drivers of an economic upswing, are not likely to add impetus because they are already strong. In light of this outlook, we have moved toward an approximate balance between cyclical stocks--those that tend to reflect the economic cycle, such as materials and energy stocks--and noncyclicals.

The question remains whether the near-term inventory rebuilding will be enough to ignite a strong, self-sustaining economic recovery, or if it will be a temporary boost to the economic activity with very little follow-through in demand. We continue to focus on sectors where excess production capacity has already been shut down, allowing companies to increase their prices and profit margins. These include some consumer cyclicals, industrials, energy firms, and basic materials producers. These were the best performing areas in the first quarter and we expect them to lead the market for the rest of the year.

Prudential Value Fund Management Team

                                                 SEMIANNUAL REPORT
                                                 APRIL 30, 2002

PRUDENTIAL
VALUE FUND


                                                 FINANCIAL STATEMENTS

       Prudential Value Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited)

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  94.5%
Common Stocks  94.1%
-------------------------------------------------------------------------------------
Aerospace/Defense  2.0%
      61,300   Boeing Co.                                           $      2,733,980
     164,600   Honeywell International, Inc.                               6,037,528
      53,800   Northrop Grumman Corp.(b)                                   6,491,508
      90,200   Raytheon Co.                                                3,815,460
      65,600   United Technologies Corp.                                   4,603,152
                                                                    ----------------
                                                                          23,681,628
-------------------------------------------------------------------------------------
Airlines  1.2%
      43,800   AMR Corp.(a)                                                  940,386
     245,200   Continental Airlines, Inc. (Class B)(a)(b)                  6,375,200
     231,100   Delta Air Lines, Inc.                                       6,403,781
                                                                    ----------------
                                                                          13,719,367
-------------------------------------------------------------------------------------
Auto Components  0.1%
      17,950   Johnson Controls, Inc.                                      1,548,188
-------------------------------------------------------------------------------------
Automobiles  0.2%
     142,700   Ford Motor Co.                                              2,283,200
-------------------------------------------------------------------------------------
Banks  4.3%
     247,100   Bank of America Corp.                                      17,909,808
     107,000   Comerica, Inc.                                              6,724,950
     150,700   FleetBoston Financial Corp.                                 5,319,710
      57,400   Mellon Financial Corp.                                      2,167,424
     109,800   PNC Financial Services Group                                6,055,470
      95,300   Washington Mutual, Inc.                                     3,595,669
     176,300   Wells Fargo & Co.                                           9,017,745
                                                                    ----------------
                                                                          50,790,776
-------------------------------------------------------------------------------------
Beverages  0.7%
     145,000   Anheuser-Busch Co., Inc.                                    7,685,000
-------------------------------------------------------------------------------------
Chemicals  1.8%
     195,700   Dow Chemical Co.                                            6,223,260
      59,023   Eastman Chemical Co.                                        2,602,914

    See Notes to Financial Statements                                     13

       Prudential Value Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
     373,400   IMC Global, Inc.                                     $      4,704,840
     171,122   Lyondell Chemical Co.                                       2,529,183
      48,900   Praxair, Inc.                                               2,792,190
     164,500   RPM, Inc.                                                   2,788,275
                                                                    ----------------
                                                                          21,640,662
-------------------------------------------------------------------------------------
Commercial Services & Supplies  0.5%
     216,600   Waste Management, Inc.                                      5,705,244
-------------------------------------------------------------------------------------
Communications Equipment  1.5%
   1,052,000   3Com Corp.(a)                                               6,070,040
     406,550   Cisco Systems, Inc.(a)                                      5,955,957
     287,800   Lucent Technologies, Inc.(a)                                1,323,880
     228,200   Motorola, Inc.                                              3,514,280
     124,200   Nortel Networks Corp.(a)                                      422,280
                                                                    ----------------
                                                                          17,286,437
-------------------------------------------------------------------------------------
Computers & Peripherals  1.3%
     542,800   Compaq Computer Corp.                                       5,509,420
      45,400   Dell Computer Corp.(a)                                      1,195,836
     356,200   Hewlett-Packard Co.                                         6,091,020
      18,872   International Business Machines Corp.                       1,580,719
      99,600   Sun Microsystems, Inc.(a)                                     814,728
                                                                    ----------------
                                                                          15,191,723
-------------------------------------------------------------------------------------
Construction & Engineering  1.0%
     703,548   McDermott International, Inc.(a)                           11,235,662
-------------------------------------------------------------------------------------
Containers & Packaging  1.0%
     232,700   Temple-Inland, Inc.(b)                                     12,319,138
-------------------------------------------------------------------------------------
Diversified Financials  10.3%
     747,500   Citigroup, Inc.                                            32,366,750
     148,500   CP HOLDERS (Canada)                                         6,643,890
     147,400   Edwards (A.G.), Inc.                                        6,031,608
     125,600   Fannie Mae                                                  9,913,608
     174,900   Freddie Mac                                                11,429,715
      57,800   Goldman Sachs Group, Inc                                    4,551,750
     253,500   J.P. Morgan Chase & Co.                                     8,897,850

    14                                     See Notes to Financial Statements

       Prudential Value Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      78,700   Legg Mason, Inc.                                     $      3,953,888
     251,500   Lehman Brothers Holdings, Inc.                             14,838,500
      54,730   Merrill Lynch & Co., Inc.                                   2,295,376
      97,600   Morgan Stanley Dean Witter & Co.                            4,657,472
     565,300   Principal Financial Group(a)                               15,715,340
                                                                    ----------------
                                                                         121,295,747
-------------------------------------------------------------------------------------
Diversified Telecommunication Services  4.4%
     250,900   ALLTEL Corp.                                               12,419,550
     414,222   AT&T Corp.                                                  5,434,593
      77,810   BellSouth Corp.                                             2,361,533
     316,380   SBC Communications, Inc.                                    9,826,763
     214,256   Sprint Corp. (FON Group)                                    3,395,958
     418,800   Verizon Communications, Inc.                               16,798,068
     355,500   WorldCom, Inc.                                                881,284
                                                                    ----------------
                                                                          51,117,749
-------------------------------------------------------------------------------------
Electric Utilities  2.5%
      98,800   American Electric Power Co., Inc.                           4,525,040
      31,300   Cinergy Corp.                                               1,112,089
      39,400   Constellation Energy Group, Inc.                            1,257,648
      74,200   Exelon Corp.                                                4,029,060
      86,900   FPL Group, Inc.                                             5,517,281
     278,500   PG&E Corp.                                                  6,544,750
      36,100   Pinnacle West Capital Corp.                                 1,581,902
      80,600   TXU Corp.                                                   4,386,252
                                                                    ----------------
                                                                          28,954,022
-------------------------------------------------------------------------------------
Electrical Equipment  0.8%
     102,300   Emerson Electric Co.                                        5,461,797
     103,900   Harris Corp.                                                3,762,219
                                                                    ----------------
                                                                           9,224,016
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments  2.3%
     122,200   Amphenol Corp. (Class A)(a)                                 5,358,470
     271,400   Arrow Electronics, Inc.(a)                                  7,164,960
     176,700   Avnet, Inc.                                                 4,527,054

    See Notes to Financial Statements                                     15

       Prudential Value Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
     451,700   Ingram Micro, Inc. (Class A)(a)                      $      6,712,262
     438,200   Solectron Corp.(a)                                          3,198,860
                                                                    ----------------
                                                                          26,961,606
-------------------------------------------------------------------------------------
Energy Equipment & Services  2.1%
      91,700   Baker Hughes, Inc.                                          3,455,256
     114,500   Diamond Offshore Drilling, Inc.(b)                          3,563,240
     232,700   ENSCO International, Inc.(b)                                7,855,952
     148,900   GlobalSantaFe Corp.                                         5,224,901
     126,200   Transocean Sedco Forex, Inc.                                4,480,100
                                                                    ----------------
                                                                          24,579,449
-------------------------------------------------------------------------------------
Finance  0.2%
      70,900   American Express Co.                                        2,907,609
-------------------------------------------------------------------------------------
Food Products  1.3%
     190,400   ConAgra Foods, Inc.                                         4,664,800
      77,300   General Mills, Inc.                                         3,405,065
     350,600   Sara Lee Corp.                                              7,425,708
                                                                    ----------------
                                                                          15,495,573
-------------------------------------------------------------------------------------
Gas Utilities  2.4%
     189,300   El Paso Corp.                                               7,572,000
     285,100   NiSource, Inc.                                              6,300,710
     266,400   NOVA Chemicals Corp.(b)                                     6,177,816
     317,800   Sempra Energy                                               8,126,146
                                                                    ----------------
                                                                          28,176,672
-------------------------------------------------------------------------------------
Health Care Equipment & Supplies  0.6%
     132,920   Baxter International, Inc.                                  7,563,148
-------------------------------------------------------------------------------------
Health Care Providers & Services  3.6%
     215,700   Anthem, Inc.(a)(b)                                         14,710,740
     324,200   HCA, Inc.                                                  15,493,518
     139,200   Health Management Assocociates, Inc. (Class A)(a)           2,970,528
     400,926   Humana, Inc.(a)                                             6,555,140
      32,700   Tenet Healthcare Corp.(a)                                   2,399,199
                                                                    ----------------
                                                                          42,129,125

    16                                     See Notes to Financial Statements

       Prudential Value Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Hotels Restaurants & Leisure  1.0%
     120,900   Harrah's Entertainment, Inc.(a)                      $      5,943,444
      92,662   Starwood Hotels & Resorts Worldwide, Inc. (Class
                B)                                                         3,502,624
      72,600   Wendy's International, Inc.                                 2,715,240
                                                                    ----------------
                                                                          12,161,308
-------------------------------------------------------------------------------------
Household Durables  0.2%
      50,400   Fortune Brands, Inc.                                        2,633,904
-------------------------------------------------------------------------------------
Household Products  0.7%
      78,300   Colgate-Palmolive Co.                                       4,150,683
      33,300   Kimberly-Clark Corp.                                        2,168,496
      17,600   Procter & Gamble Co.                                        1,588,576
                                                                    ----------------
                                                                           7,907,755
-------------------------------------------------------------------------------------
Industrial Conglomerates  1.1%
     260,500   General Electric Co.                                        8,218,775
      47,300   Textron, Inc.                                               2,326,214
     112,200   Tyco International Ltd.                                     2,070,090
                                                                    ----------------
                                                                          12,615,079
-------------------------------------------------------------------------------------
Insurance  7.6%
     320,900   Allstate Corp.                                             12,752,566
     244,300   American International Group, Inc.                         16,886,016
      30,600   Chubb Corp.                                                 2,347,020
     199,900   Hartford Financial Services Group, Inc.                    13,853,070
     171,550   Lincoln National Corp.                                      8,217,245
     135,900   Loews Corp.                                                 8,147,205
      49,900   Marsh & McLennan Co., Inc.                                  5,043,892
      72,700   St. Paul Co., Inc.                                          3,621,187
     259,200   Travelers Property Casualty Corp. (Class A)(a)              4,818,528
     144,400   XL Capital Ltd. (Class A)                                  13,624,140
                                                                    ----------------
                                                                          89,310,869

    See Notes to Financial Statements                                     17

       Prudential Value Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
IT Consulting & Services  0.2%
      21,600   Electronic Data Systems Corp.                        $      1,172,016
      86,100   KPMG Consulting, Inc.(a)                                    1,506,750
                                                                    ----------------
                                                                           2,678,766
-------------------------------------------------------------------------------------
Leisure Equipment & Products  0.4%
      53,200   Brunswick Corp.                                             1,499,708
     161,300   Mattel, Inc.                                                3,329,232
                                                                    ----------------
                                                                           4,828,940
-------------------------------------------------------------------------------------
Machinery  1.0%
      34,200   Deere & Co.                                                 1,530,792
      53,700   Illinois Tool Works, Inc.                                   3,871,770
     112,500   Ingersoll-Rand Co. (Class A)                                5,619,375
      14,400   Parker-Hannifin Corp.                                         719,280
                                                                    ----------------
                                                                          11,741,217
-------------------------------------------------------------------------------------
Marine  0.3%
     109,500   Teekay Shipping Corp.                                       4,038,360
-------------------------------------------------------------------------------------
Media  5.1%
     382,600   Adelphia Communications Corp. (Class A)(a)(b)               2,303,252
     195,500   AOL Time Warner, Inc.(a)                                    3,718,410
     153,500   Cablevision Systems Corp. (Class A)(a)                      3,607,250
      37,100   Gannett Co., Inc.                                           2,719,430
      91,800   Interpublic Group of Companies, Inc.                        2,834,784
     274,400   Lamar Advertising Co.(a)                                   11,779,992
     315,700   Liberty Media Corp. (Series A)(a)                           3,377,990
      88,300   McGraw-Hill Co., Inc.                                       5,650,317
     181,800   New York Times Co. (Class A)                                8,464,608
      45,900   Omnicom Group, Inc.                                         4,004,316
     231,300   Viacom, Inc. (Class B)(a)                                  10,894,230
                                                                    ----------------
                                                                          59,354,579
-------------------------------------------------------------------------------------
Metals & Mining  2.5%
     268,350   Alcoa, Inc.                                                 9,131,950
     325,200   Freeport-McMoRan Copper & Gold, Inc. (Class A)(a)           5,772,300

    18                                     See Notes to Financial Statements

       Prudential Value Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
     318,300   Freeport-McMoRan Copper & Gold, Inc.
                (ClassB)(a)(b)                                      $      5,653,008
     157,000   Newmont Mining Corp.                                        4,476,070
     261,700   Stillwater Mining Co.(a)                                    4,592,835
                                                                    ----------------
                                                                          29,626,163
-------------------------------------------------------------------------------------
Multiline Retail  1.9%
     139,000   Costco Wholesale Corp.(a)                                   5,587,800
     199,300   Federated Department Stores, Inc.(a)                        7,918,189
      85,900   May Department Stores Co.                                   2,979,012
     140,700   Target Corp.                                                6,141,555
                                                                    ----------------
                                                                          22,626,556
-------------------------------------------------------------------------------------
Multi-Utilities  1.6%
     238,730   Duke Energy Corp.                                           9,150,521
     488,600   Williams Companies, Inc.                                    9,332,260
                                                                    ----------------
                                                                          18,482,781
-------------------------------------------------------------------------------------
Office Electronics  1.0%
   1,326,500   Xerox Corp.(a)                                             11,739,525
-------------------------------------------------------------------------------------
Oil & Gas  7.0%
     179,600   Amerada Hess Corp.                                         13,807,648
      69,900   Anadarko Petroleum Corp.                                    3,762,018
     128,400   Chevron Texaco Corp.                                       11,133,564
     199,200   Conoco, Inc.                                                5,587,560
     324,100   Exxon Mobil Corp.                                          13,019,097
      43,000   Kerr-McGee Corp.                                            2,571,400
      40,900   Premcor, Inc.(a)                                            1,155,425
      67,700   Sunoco, Inc.                                                2,327,526
     365,400   Talisman Energy, Inc.                                      15,631,812
     151,000   Total Fina Elf S.A., ADR (France)                          11,432,210
      42,900   Unocal Corp.                                                1,595,451
                                                                    ----------------
                                                                          82,023,711
-------------------------------------------------------------------------------------
Paper & Forest Products  1.7%
     188,700   Boise Cascade Corp.                                         6,391,269
     217,100   Georgia-Pacific Corp.(b)                                    6,291,558
      52,000   International Paper Co.                                     2,154,360

    See Notes to Financial Statements                                     19

       Prudential Value Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      53,903   MeadWestvaco Corp.                                   $      1,582,592
      58,400   Weyerhaeuser Co.                                            3,481,224
                                                                    ----------------
                                                                          19,901,003
-------------------------------------------------------------------------------------
Personal Products  0.5%
     180,200   Gillette Co.                                                6,393,496
-------------------------------------------------------------------------------------
Pharmaceuticals  2.7%
      69,300   Abbott Laboratories                                         3,738,735
      56,300   Bristol-Myers Squibb Co.                                    1,621,440
      50,800   Johnson & Johnson                                           3,244,088
      90,700   Merck & Co., Inc.                                           4,928,638
     269,200   Pfizer, Inc.                                                9,785,420
      58,100   Pharmacia Corp.                                             2,395,463
     105,819   Wyeth                                                       6,031,683
                                                                    ----------------
                                                                          31,745,467
-------------------------------------------------------------------------------------
Railroads  0.3%
      53,950   Union Pacific Corp.                                         3,064,360
-------------------------------------------------------------------------------------
Real Estate Investment Trusts  1.8%
      94,500   Avalonbay Communities, Inc.                                 4,504,815
     169,000   Boston Properties, Inc.                                     6,587,620
     347,423   Equity Office Properties Trust                              9,946,720
                                                                    ----------------
                                                                          21,039,155
-------------------------------------------------------------------------------------
Semiconductor Equipment & Products  1.2%
      34,700   Analog Devices, Inc.(a)                                     1,282,512
      75,400   Intel Corp.                                                 2,157,194
     218,900   LSI Logic Corp.(a)                                          2,812,865
     207,600   National Semiconductor Corp.(a)                             6,543,552
      60,600   Texas Instruments, Inc.                                     1,874,358
                                                                    ----------------
                                                                          14,670,481
-------------------------------------------------------------------------------------
Software  2.2%
     369,201   BMC Software, Inc.(a)                                       5,338,646
     112,680   Computer Associates International, Inc.                     2,095,848

    20                                     See Notes to Financial Statements

       Prudential Value Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
     182,500   Microsoft Corp.(a)                                   $      9,537,450
     185,000   Synopsys, Inc.(a)                                           8,345,350
                                                                    ----------------
                                                                          25,317,294
-------------------------------------------------------------------------------------
Specialty Retail  1.4%
     127,500   Home Depot, Inc.                                            5,912,175
     576,800   Toys 'R' Us, Inc.(a)                                        9,961,336
                                                                    ----------------
                                                                          15,873,511
-------------------------------------------------------------------------------------
Textiles & Apparel  0.3%
      78,900   Jones Apparel Group, Inc.(a)                                3,073,155
-------------------------------------------------------------------------------------
Tobacco  3.7%
     234,000   Loews Corp. - Carolina Group(a)                             7,679,880
     478,500   Philip Morris Co., Inc.                                    26,044,755
     140,400   RJ Reynolds Tobacco Holdings, Inc.                          9,715,680
                                                                    ----------------
                                                                          43,440,315
-------------------------------------------------------------------------------------
Wireless Telecommunication Services  0.6%
     209,208   AT&T Wireless Services, Inc.(a)                             1,872,412
     293,600   Sprint Corp. (PCS Group)(a)(b)                              3,291,256
     249,600   Western Wireless Corp. (Class A)(a)                         1,582,464
                                                                    ----------------
                                                                           6,746,132
                                                                    ----------------
               Total common stocks (cost $1,049,881,798)               1,104,525,623
                                                                    ----------------
PREFERRED STOCKS  0.4%
-------------------------------------------------------------------------------------
Convertible Preferred  0.4%
     192,800   Williams Companies, Inc. (Cumulative Conv.), 9.00%
                (cost $4,820,000)                                          4,486,456
                                                                    ----------------
               Total long-term investments (cost $1,054,701,798)       1,109,012,079
                                                                    ----------------

    See Notes to Financial Statements                                     21

       Prudential Value Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Principal
Amount
(000)          Description                                        Value (Note 1)
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  10.6%
-------------------------------------------------------------------------------------
COMMERCIAL PAPER  2.6%
               American Electric Power Co., Inc.
$      5,000   2.23%, 5/28/02(c)                                  $      4,991,637
               Dow Chemical Co.
       5,000   1.95%, 5/30/02(c)                                         4,992,146
               El Paso Natural Gas Co.
       3,000   2.55%, 5/30/02(c)                                         2,993,838
               General Mills, Inc.
       5,614   2.15%, 5/9/02(c)                                          5,611,380
               Kerr McGee Credit Corp.
       5,632   2.38%, 5/8/02(c)                                          5,629,394
               Reed Elsevier, Inc.
       5,565   2.02%, 5/1/02(c)                                          5,565,000
                                                                  ----------------
               Total commercial paper (cost $29,783,395)                29,783,395
                                                                  ----------------
TIME DEPOSIT  1.0%
               Societe Generale
                1.84%, 5/2/02(c)
      11,705   (cost $11,705,600)                                       11,705,600
Shares
-------------------------------------------------------------------------------------
Investment Companies  6.2%
  73,058,782   Prudential Core Investment Fund
                Taxable Money Market Series
                (cost $73,058,782; Note 3)                              73,058,782
Principal
Amount
(000)
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS  0.8%
               Joint Repurchase Agreement Account,
$      9,294   1.93%, 5/1/02 (cost $9,294,000; Note 6)                   9,294,000
                                                                  ----------------
               Total short-term investments (cost $123,841,777)        123,841,777
                                                                  ----------------
               Total Investments  105.1%
                (cost $1,178,543,575; Note 5)                        1,232,853,856
               Liabilities in excess of other assets  (5.1%)           (59,395,658)
                                                                  ----------------
               Net Assets  100%                                   $  1,173,458,198
                                                                  ----------------
                                                                  ----------------

    22                                     See Notes to Financial Statements

       Prudential Value Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Principal
Amount
(000)          Description                                        Value (Note 1)
----------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) Portion of securities on loan, see Note 4.
(c) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
ADR--American Depository Receipt.
SA--Societe Anonyme (French Company).

    See Notes to Financial Statements                                     23

       Prudential Value Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                 April 30, 2002
--------------------------------------------------------------------------------------
ASSETS
Investments, at value including collateral for securities on
loan of $41,488,395 (cost $1,178,543,575)                         $1,232,853,856
Cash                                                                     125,609
Dividends and interest receivable                                        951,815
Receivable for Fund shares sold                                          927,301
Prepaid expenses and other assets                                         38,279
Receivable for securities lending                                         31,048
                                                                  --------------
      Total assets                                                 1,234,927,908
                                                                  --------------
LIABILITIES
Payable to broker for collateral for securities on loan               41,488,395
Payable for investments purchased                                     14,197,517
Payable for Fund shares reacquired                                     3,820,475
Accrued expenses                                                         893,727
Management fee payable                                                   533,482
Distribution fee payable                                                 490,105
Securities lending rebate payable                                         45,889
Deferred trustee's fees                                                      120
                                                                  --------------
      Total liabilities                                               61,469,710
                                                                  --------------
NET ASSETS                                                        $1,173,458,198
                                                                  --------------
                                                                  --------------
Net assets were comprised of:
   Shares of beneficial interest, at par                          $      761,489
   Paid-in capital in excess of par                                1,108,233,968
                                                                  --------------
                                                                   1,108,995,457
   Undistributed net investment income                                   793,921
   Accumulated net realized gains on investments                       9,358,544
   Net unrealized appreciation on investments                         54,310,276
                                                                  --------------
Net assets, April 30, 2002                                        $1,173,458,198
                                                                  --------------
                                                                  --------------

    24                                     See Notes to Financial Statements

       Prudential Value Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  April 30, 2002
--------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($703,999,614 / 45,558,108 shares of beneficial interest
      issued and outstanding)                                             $15.45
   Maximum sales charge (5% of offering price)                               .81
                                                                  --------------
   Maximum offering price to public                                       $16.26
                                                                  --------------
                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per
      share ($372,212,663 / 24,289,187 shares of beneficial
      interest issued and outstanding)                                    $15.32
                                                                  --------------
                                                                  --------------
Class C:
   Net asset value and redemption price per share
      ($31,262,940 / 2,040,102 shares of beneficial interest
      issued and outstanding)                                             $15.32
   Sales charge (1% of offering price)                                       .15
                                                                  --------------
   Offering price to public                                               $15.47
                                                                  --------------
                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($65,982,981 / 4,261,512 shares of beneficial
      interest issued and outstanding)                                    $15.48
                                                                  --------------
                                                                  --------------

    See Notes to Financial Statements                                     25

       Prudential Value Fund
             Statement of Operations (Unaudited)

                                                                      Six Months
                                                                        Ended
                                                                    April 30, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $14,141)           $  8,830,040
   Interest                                                               795,067
   Income from securities loaned, (net)                                    79,058
                                                                    --------------
      Total income                                                      9,704,165
                                                                    --------------
Expenses
   Management fee                                                       3,247,471
   Distribution fee--Class A                                              899,184
   Distribution fee--Class B                                            1,969,460
   Distribution fee--Class C                                              159,974
   Transfer agent's fees and expenses                                   1,081,000
   Reports to shareholders                                                276,000
   Custodian's fees and expenses                                          104,000
   Registration fees                                                       50,000
   Legal fees and expenses                                                 25,000
   Audit fee                                                               13,000
   Trustees' fees and expenses                                             10,000
   Miscellaneous                                                           16,452
                                                                    --------------
      Total expenses                                                    7,851,541
                                                                    --------------
Net investment income                                                   1,852,624
                                                                    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions                           13,418,987
                                                                    --------------
Net change in unrealized appreciation on investments                   54,361,273
                                                                    --------------
Net gain on investments                                                67,780,260
                                                                    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 69,632,884
                                                                    --------------
                                                                    --------------

    26                                     See Notes to Financial Statements

       Prudential Value Fund
             Statement of Changes in Net Assets (Unaudited)

                                                   Six Months            Year
                                                     Ended              Ended
                                                 April 30, 2002    October 31, 2001
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                         $    1,852,624     $    7,341,970
   Net realized gain on investments and
      foreign currency transactions                  13,418,987        127,988,542
   Net change in unrealized appreciation
      (depreciation) of investments and
      foreign currencies                             54,361,273       (217,662,584)
                                                 --------------    ----------------
   Net increase (decrease) in net assets
      resulting from operations                      69,632,884        (82,332,072)
                                                 --------------    ----------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                        (4,302,044)        (4,047,054)
      Class B                                                --         (1,720,870)
      Class C                                                --            (76,569)
      Class Z                                          (562,409)          (510,186)
                                                 --------------    ----------------
                                                     (4,864,453)        (6,354,679)
                                                 --------------    ----------------
   Distributions from net realized gains
      Class A                                       (63,947,693)       (43,012,250)
      Class B                                       (37,197,176)       (41,275,227)
      Class C                                        (2,861,741)        (1,905,243)
      Class Z                                        (5,853,100)        (4,519,066)
                                                 --------------    ----------------
                                                   (109,859,710)       (90,711,786)
                                                 --------------    ----------------
Fund share transactions (net of share
   conversions)
   (Note 7)
   Proceeds from shares sold                         97,448,935        407,261,831
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                 107,139,107         91,013,157
   Cost of shares reacquired                       (165,130,140)      (595,808,811)
                                                 --------------    ----------------
   Net increase (decrease) in net assets from
      Fund share transactions                        39,457,902        (97,533,823)
                                                 --------------    ----------------
Total increase (decrease)                            (5,633,377)      (276,932,360)
NET ASSETS
Beginning of period                               1,179,091,575      1,456,023,935
                                                 --------------    ----------------
End of period(a)                                 $1,173,458,198     $1,179,091,575
                                                 --------------    ----------------
                                                 --------------    ----------------
(a) Includes undistributed net investment
    income of                                    $      793,921     $    3,805,750
                                                 --------------    ----------------

    See Notes to Financial Statements                                     27

       Prudential Value Fund
             Notes to Financial Statements (Unaudited)

      Prudential Value Fund (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The investment objective of the Fund is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and convertible securities that provide investment income returns above those of the Standard & Poor's 500 Composite Stock Price Index or the NYSE Composite Index. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Investments in securities traded on a national
securities exchange (or reported on the Nasdaq national market) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day or at the bid price in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that does not represent fair value, are valued in accordance with procedures adopted by the Fund's Board of Trustees.

      Short-term securities which mature in more than 60 days are valued by an independent pricing agent or more than one principal market maker. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

       Prudential Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long term securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains (losses) on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
                                                                          29

       Prudential Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Net investment income (loss), (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Taxes:    It is the Fund's policy to meet the requirements of the Internal
Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rates.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

      Securities Lending:    The Fund may lend its portfolio securities to
broker-dealers. The loans are secured by collateral at least equal at all times, to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments, LLC ('PI'), formerly known as Prudential Investments Fund Management LLC. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. Pursuant to a subadvisory agreement between PI and Jennison Associates LLC ('Jennison'), Deutsche Asset Management Inc. ('Deutsche Asset') and Victory Capital Management, Inc. ('Victory'), Deutsche Asset and Victory assume the day-to-day management responsibilities with Jennison retaining approximately half of the assets and Deutsche Asset and Victory each assuming approximately 25% of assets. PI pays for the services of Jennison, Deutsche Asset and Victory, the compensation of officers of the Fund, occupancy and

       Prudential Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .60 of 1% of the Fund's average daily net assets up to $500 million, .50 of 1% of the next $500 million, .475 of 1% of the next $500 million and .45 of 1% of the average daily net assets in excess of $1.5 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares for the six months ended April 30, 2002, respectively.

      PIMS has advised the Fund that it has received approximately $122,200 and $7,600 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the six months ended April 30, 2002. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended April 30, 2002, it received approximately $228,000 and $4,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('The Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the six months ended April 30, 2002, the amounts of the commitment were as follows: $930 million from September 14, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 2, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The
                                                                          31

       Prudential Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003.

      The Fund utilized the line of credit during the six months ended April 30, 2002. The average daily balance was $1,052,000 at the interest rate of 2.34%.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended April 30, 2002, the Fund incurred fees of approximately $738,100 for the services of PMFS. As of April 30, 2002, approximately $82,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      Prudential Securities Incorporated ('PSI'), which is an indirect, wholly owned subsidiary of Prudential, is the securities lending agent for the Fund. For the six months ended April 30, 2002, PSI has been compensated approximately $26,400 for these services.

      The Fund invested in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market fund registered under the Investment Company Act of 1940, as amended, and managed by PI. As of April 30, 2002, the Fund earned income from the Series of approximately $537,600 by investing its excess cash.

      Effective November 1, 2001, the Fund paid networking fees to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount paid to PSI during the period was $76,900 and is included in transfer agent's fees and expenses in the statement of operations.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2002 were $362,833,563 and $423,529,728, respectively.

      As of April 30, 2002, the Fund had securities on loan with an aggregate market value of $37,603,089. The Fund received $41,488,395 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

       Prudential Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Note 5. Distributions and Tax Information
The United States federal income tax basis of the Fund's (Series') investments and the net unrealized depreciation as of April 30, 2002 were as follows:

                                                      Total Net
                                                      Unrealized
  Tax Basis        Appreciation     Depreciation     Appreciation
--------------     ------------     ------------     ------------
$1,182,694,134     $138,962,676     $ 88,802,954     $ 50,159,722

Note 6. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of April 30, 2002, the Fund had a 1.1% undivided interest in the joint account. The undivided interest for the Fund represented $9,294,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

      Banc of America Securities LLC, 1.93%, in the principal amount of $208,580,000, repurchase price $208,591,182, due 5/01/02. The value of the collateral including accrued interest was $212,751,600.

      JP Morgan, 1.93%, in the principal amount of $208,000,000, repurchase price $208,011,151, due 5/01/02. The value of the collateral including accrued interest was $212,160,879.

      UBS Warburg, 1.93%, in the principal amount of $208,000,000, repurchase price $208,011,151, due 5/01/02. The value of the collateral including accrued interest was $212,164,883.

      Goldman, Sachs & Co., 1.93%, in the principal amount of $208,000,000, repurchase price $208,011,151, due 5/01/02. The value of the collateral including accrued interest was $212,160,000.

Note 7. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value or Class Z shares. Class Z
                                                                          33

       Prudential Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.01 par value divided into four classes, designated Class A, Class B, Class C and Class Z.

      Transactions in shares of beneficial interest were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended April 30, 2002:
Shares sold                                                   3,673,939    $  58,723,817
Shares issued in reinvestment of dividends and
  distributions                                              4,041, 024       62,797,512
Shares reacquired                                            (7,321,432)    (116,057,346)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                    393,531        5,463,983
Shares issued upon conversion from Class B                    2,247,206       35,099,199
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 2,640,737    $  40,563,182
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2001:
Shares sold                                                  17,011,208    $ 302,651,937
Shares issued in reinvestment of dividends and
  distributions                                               2,485,771       43,563,079
Shares reacquired                                           (21,592,286)    (383,349,529)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (2,095,307)     (37,134,513)
Shares issued upon conversion from Class B                   10,665,793      189,479,747
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 8,570,486    $ 152,345,234
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Six months ended April 30, 2002:
Shares sold                                                   1,392,186    $  21,870,207
Shares issued in reinvestment of dividends and
  distributions                                               2,277,194       35,228,187
Shares reacquired                                            (2,003,589)     (31,263,623)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  1,665,791       25,884,771
Shares reacquired upon conversion into Class A               (2,233,714)     (35,099,199)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (567,923)   $  (9,264,428)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2001:
Shares sold                                                   3,495,712    $  62,150,722
Shares issued in reinvestment of dividends and
  distributions                                               2,321,499       40,523,175
Shares reacquired                                            (5,043,107)     (89,160,162)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                    774,104       13,513,735
Shares reacquired upon conversion into Class A              (10,727,598)    (189,479,747)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (9,953,494)   $(175,966,012)
                                                            -----------    -------------
                                                            -----------    -------------

    34

       Prudential Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended April 30, 2002:
Shares sold                                                     243,210    $   3,810,492
Shares issued in reinvestment of dividends and
  distributions                                                 182,198        2,818,597
Shares reacquired                                              (297,961)      (4,661,883)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   127,447    $   1,967,206
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2001:
Shares sold                                                     856,042    $  15,189,130
Shares issued in reinvestment of dividends and
  distributions                                                 111,197        1,943,025
Shares reacquired                                              (579,873)     (10,194,363)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   387,366    $   6,937,792
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Six months ended April 30, 2002:
Shares sold                                                     823,800    $  13,044,419
Shares issued in reinvestment of dividends and
  distributions                                                 404,551        6,294,811
Shares reacquired                                              (831,496)     (13,147,288)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   396,855    $   6,191,942
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2001:
Shares sold                                                   1,535,714    $  27,270,042
Shares issued in reinvestment of dividends and
  distributions                                                 284,187        4,983,878
Shares reacquired                                            (6,230,051)    (113,104,757)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (4,410,150)   $ (80,850,837)
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Value Fund
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  16.09
                                                                  ----------------
Income from investment operations
Net investment income                                                      .05
Net realized and unrealized gain (loss) on investment
   transactions                                                            .91
                                                                  ----------------
   Total from investment operations                                        .96
                                                                  ----------------
Less distributions
Dividends from net investment income                                      (.10)
Dividends in excess of net investment income                                --
Distributions from net realized gains                                    (1.50)
                                                                  ----------------
   Total distributions                                                   (1.60)
                                                                  ----------------
Net asset value, end of period                                        $  15.45
                                                                  ----------------
                                                                  ----------------
TOTAL INVESTMENT RETURN(a):                                               5.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $704,000
Average net assets (000)                                              $725,308
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.05%(b)
   Expenses, excluding distribution and service (12b-1) fees               .80%(b)
   Net investment income                                                   .55%(b)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  32%

------------------------------
(a) Total investment return of shares does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Annualized.

    36                                     See Notes to Financial Statements

       Prudential Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998                 1997
----------------------------------------------------------------------------------------------------------
    $  18.49             $  18.12             $  18.63             $  21.00             $  15.43
----------------     ----------------     ----------------     ----------------     ----------------
         .16                  .31                  .33                  .45                  .45
       (1.22)                2.49                  .58                 (.49)                6.29
----------------     ----------------     ----------------     ----------------     ----------------
       (1.06)                2.80                  .91                 (.04)                6.74
----------------     ----------------     ----------------     ----------------     ----------------
        (.12)                (.25)                (.33)                (.44)                (.43)
          --                   --                 (.03)                  --                   --
       (1.22)               (2.18)               (1.06)               (1.89)                (.74)
----------------     ----------------     ----------------     ----------------     ----------------
       (1.34)               (2.43)               (1.42)               (2.33)               (1.17)
----------------     ----------------     ----------------     ----------------     ----------------
    $  16.09             $  18.49             $  18.12             $  18.63             $  21.00
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
       (6.21)%              17.60%                5.03%                (.65)%              45.68%
    $690,433             $634,991             $619,469             $638,547             $570,146
    $714,431             $571,048             $653,798             $655,776             $454,892
        1.08%                1.16%                1.02%                 .91%                 .94%
         .83%                 .91%                 .77%                 .66%                 .69%
         .83%                1.83%                1.71%                2.19%                2.32%
         179%                  64%                  17%                  22%                  36%

    See Notes to Financial Statements                                     37

       Prudential Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  15.92
                                                                  ----------------
Income from investment operations
Net investment income                                                     (.01)
Net realized and unrealized gain (loss) on investment
transactions                                                               .91
                                                                  ----------------
   Total from investment operations                                        .90
                                                                  ----------------
Less distributions
Dividends from net investment income                                        --
Dividends in excess of net investment income                                --
Distributions from net realized gains                                    (1.50)
                                                                  ----------------
   Total distributions                                                   (1.50)
                                                                  ----------------
Net asset value, end of period                                        $  15.32
                                                                  ----------------
                                                                  ----------------
TOTAL INVESTMENT RETURN(a):                                               5.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $372,313
Average net assets (000)                                              $397,156
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.80%(b)
   Expenses, excluding distribution and service (12b-1) fees               .80%(b)
   Net investment income                                                  (.19)%(b)

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Annualized.

    38                                     See Notes to Financial Statements

       Prudential Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class B
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998                 1997
----------------------------------------------------------------------------------------------------------
   $    18.38           $    18.06           $    18.57           $    20.93           $    15.39
----------------     ----------------     ----------------     ----------------     ----------------
          .03                  .20                  .19                  .29                  .29
        (1.22)                2.46                  .58                 (.48)                6.29
----------------     ----------------     ----------------     ----------------     ----------------
        (1.19)                2.66                  .77                 (.19)                6.58
----------------     ----------------     ----------------     ----------------     ----------------
         (.05)                (.16)                (.19)                (.28)                (.30)
           --                   --                 (.03)                  --                   --
        (1.22)               (2.18)               (1.06)               (1.89)                (.74)
----------------     ----------------     ----------------     ----------------     ----------------
        (1.27)               (2.34)               (1.28)               (2.17)               (1.04)
----------------     ----------------     ----------------     ----------------     ----------------
   $    15.92           $    18.38           $    18.06           $    18.57           $    20.93
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
        (6.93)%              16.71%                4.25%               (1.35)%              44.60%
   $  395,833           $  639,755           $1,006,346           $1,299,962           $1,250,216
   $  529,705           $  778,722           $1,200,663           $1,391,826           $1,072,118
         1.83%                1.91%                1.77%                1.66%                1.69%
          .83%                 .91%                 .77%                 .66%                 .69%
          .12%                1.13%                 .98%                1.44%                1.60%

    See Notes to Financial Statements                                     39

       Prudential Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  15.92
                                                                      --------
Income from investment operations
Net investment income                                                     (.01)
Net realized and unrealized gain (loss) on investment
transactions                                                               .91
                                                                      --------
  Total from investment operations                                         .90
                                                                      --------
Less distributions
Dividends from net investment income                                        --
Dividends in excess of net investment income                                --
Distributions from net realized gains                                    (1.50)
                                                                      --------
   Total distributions                                                   (1.50)
                                                                      --------
Net asset value, end of period                                        $  15.32
                                                                      --------
                                                                      --------
TOTAL INVESTMENT RETURN(a):                                               5.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 31,263
Average net assets (000)                                              $ 32,260
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.80%(b)
   Expenses, excluding distribution and service (12b-1) fees               .80%(b)
   Net investment income                                                  (.19)%(b)

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Annualized.

    40                                     See Notes to Financial Statements

       Prudential Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class C
----------------------------------------------------------------------------------------------------------
                                       Year Ended October 31,
----------------------------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998                 1997
----------------------------------------------------------------------------------------------------------
    $  18.38             $  18.06             $  18.57             $  20.93             $  15.39
    --------             --------             --------             --------             --------
         .02                  .19                  .19                  .30                  .37
       (1.21)                2.47                  .58                 (.49)                6.21
    --------             --------             --------             --------             --------
       (1.19)                2.66                  .77                 (.19)                6.58
    --------             --------             --------             --------             --------
        (.05)                (.16)                (.19)                (.28)                (.30)
          --                   --                 (.03)                  --                   --
       (1.22)               (2.18)               (1.06)               (1.89)                (.74)
    --------             --------             --------             --------             --------
       (1.27)               (2.34)               (1.28)               (2.17)               (1.04)
    --------             --------             --------             --------             --------
    $  15.92             $  18.38             $  18.06             $  18.57             $  20.93
    --------             --------             --------             --------             --------
    --------             --------             --------             --------             --------
       (6.93)%              16.71%                4.25%               (1.35)%              44.60%
    $ 30,459             $ 28,032             $ 33,685             $ 37,988             $ 17,911
    $ 31,358             $ 27,782             $ 36,981             $ 31,345             $ 11,432
        1.83%                1.91%                1.77%                1.66%                1.69%
         .83%                 .91%                 .77%                 .66%                 .69%
         .08%                1.10%                 .98%                1.47%                1.53%

    See Notes to Financial Statements                                     41

       Prudential Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                 ----------------
                                                                  Six Months Ended
                                                                   April 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  16.14
                                                                      --------
Income from investment operations
Net investment income                                                      .06
Net realized and unrealized gain (loss) on investment
transactions                                                               .92
                                                                      --------
   Total from investment operations                                        .98
                                                                      --------
Less distributions
Dividends from net investment income                                      (.14)
Dividends in excess of net investment income                                --
Distributions from net realized gains                                    (1.50)
                                                                      --------
   Total distributions                                                   (1.64)
                                                                      --------
Net asset value, end of period                                        $  15.48
                                                                      --------
                                                                      --------
TOTAL INVESTMENT RETURN(a):                                               6.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 65,983
Average net assets (000)                                              $ 66,069
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               .80%(b)
   Expenses, excluding distribution and service (12b-1) fees               .80%(b)
   Net investment income                                                   .81%(b)

------------------------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Annualized.

    42                                     See Notes to Financial Statements

       Prudential Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class Z
----------------------------------------------------------------------------------------------------------
                                       Year Ended October 31,
----------------------------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998                 1997
----------------------------------------------------------------------------------------------------------
    $  18.52             $  18.13             $  18.64             $  21.00             $  15.42
----------------     ----------------     ----------------     ----------------     ----------------
         .28                  .35                  .38                  .52                  .36
       (1.30)                2.50                  .58                 (.51)                6.43
----------------     ----------------     ----------------     ----------------     ----------------
       (1.02)                2.85                  .96                  .01                 6.79
----------------     ----------------     ----------------     ----------------     ----------------
        (.14)                (.28)                (.38)                (.48)                (.47)
          --                   --                 (.03)                  --                   --
       (1.22)               (2.18)               (1.06)               (1.89)                (.74)
----------------     ----------------     ----------------     ----------------     ----------------
       (1.36)               (2.46)               (1.47)               (2.37)               (1.21)
----------------     ----------------     ----------------     ----------------     ----------------
    $  16.14             $  18.52             $  18.13             $  18.64             $  21.00
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
       (5.98)%              17.94%                5.28%                (.40)%              46.12%
    $ 62,366             $153,246             $136,529             $142,918             $ 74,956
    $ 69,810             $141,384             $144,747             $103,474             $ 57,369
         .83%                 .91%                 .77%                 .66%                 .69%
         .83%                 .91%                 .77%                 .66%                 .69%
        1.11%                2.07%                1.97%                2.49%                2.58%

    See Notes to Financial Statements                                     43

Prudential Value Fund

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities
Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK
WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month.
Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                               www.prudential.com    (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Maria G. Master, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Deutsche Asset Management, Inc.
130 Liberty Street
New York, NY 10006

Victory Capital Management, Inc.
127 Public Square
Cleveland, OH 44114-1306

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
    Class A     PBEAX    74438J105
    Class B     PBQIX    74438J204
    Class C     PEICX    74438J303
    Class Z     PEIZX    74438J402

The views expressed in this report and
information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of April 30, 2002, were not audited and, accordingly, no auditor's opinion is expressed on them.

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
    Class A     PBEAX    74438J105
    Class B     PBQIX    74438J204
    Class C     PEICX    74438J303
    Class Z     PEIZX    74438J402

MF131E2    IFS-A071648

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.